POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ Martin N. Baily
Martin N. Baily

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ Arthur P. Byrne
Arthur P. Byrne

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ Sanford Cloud, Jr.
Sanford Cloud, Jr.

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ Gordon J. Davis
Gordon J. Davis

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ John H. Forsgren
John H. Forsgren

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 16th day of March, 2010.

/s/ Ann M. Gray
Ann Maynard Gray

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ Jerry J. Jasinowski
Jerry J. Jasinowski

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 17th day of March, 2010.

/s/ Thomas S. Johnson
Thomas S. Johnson

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ Augustus K. Oliver
Augustus K. Oliver

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 16th day of March, 2010.

/s/ Arthur F. Weinbach
Arthur F. Weinbach

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being a director of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence. I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer a director of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ James D. Wehr
James D. Wehr

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being the President and Chief Executive Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ James D. Wehr
James D. Wehr

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being the Chief Financial Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 12th day of March, 2010.

/s/ Peter A. Hofmann
Peter A. Hofmann

POWER OF ATTORNEY

Phoenix Life Variable Accumulation Account		811-03488

• Big Edge • The Big Edge Plus® • Group Strategic Edge® • The Big Edge Choice® for NY	• Templeton Investment Plus • The Phoenix Edge® - VA for NY • Phoenix Spectrum Edge® • Phoenix Spectrum Edge®+	002-78020

• Retirement Planner’s Edge (Maine & NY) • Freedom Edge® (Maine & NY)		333-31320

• Phoenix Income Choice® (Maine & NY)		333-47862

• Phoenix Investor’s Edge® (Maine & NY)		333-68872

• Phoenix Asset Manager		333-82916

• Phoenix Dimensions®		333-123035

• Phoenix Flexible Retirement ChoiceSM		333-153048

Phoenix Life Variable Universal Life Account		811-04721

• The Phoenix Edge®	• The Phoenix Edge® - SPVL	033-06793

• Flex Edge Success® • Joint Edge®	• Flex Edge • Individual Edge®	033-23251

• Estate Edge® • Estate Strategies (developed exclusively for NFP Securities, Inc.)		333-23171

• Corporate Edge • Executive Benefit VUL (developed for Clark Bardes) • Phoenix Executive VUL		333-86921

• Phoenix Express VUL® • Phoenix Express VUL® with GMWB		333-119919

• Phoenix Benefit Choice VUL®		333-146301

• Phoenix Joint Edge® VUL		333-149636

• Phoenix Executive VUL®		333-152387

The undersigned, being the Chief Accounting Officer of Phoenix Life Insurance Company, does hereby constitute and appoint each of John T. Mulrain, John H. Beers and Kathleen A. McGah as his true and lawful attorneys and agents, and each of them, with full power to act without the others, is hereby authorized, empowered and directed to take all action necessary, on behalf of Phoenix Life Insurance Company, in the capacity indicated above, in order to comply with the Securities Act of 1933, the Investment Company Act of 1940 and any other applicable federal laws, including the filing of a registration statement, any amendment to the registration statement and undertaking, any application for exemption from the Investment Company Act of 1940, with respect to the variable life insurance and variable annuity products listed on the attached schedule, and any or all amendments to the foregoing as such attorneys and agents shall deem necessary or appropriate. The undersigned hereby ratifies and confirms his respective signature as it may be signed by said attorneys and agents. This instrument shall not be affected by my subsequent disability or incompetence.

I hereby declare that a photostatic, xerographic or similar copy of this original instrument shall be as effective as the original thereof.

I hereby further revoke any and all powers of attorney previously given by me with respect to said registration statement, provided that this revocation shall not affect the exercise of such power prior to the date hereof.

This power of attorney shall remain in full force and effect until the undersigned is no longer an officer of Phoenix Life Insurance Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has duly executed this power of attorney on the 15th day of March, 2010.

/s/ Michael E. Hanranhan
Michael E. Hanrahan